UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 6, 2007

THE WESTERN UNION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12500 East Belford Avenue Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(866) 405-5012

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)

On February 6, 2007, William D. Thomas resigned from his position of Executive Vice President and President of the Americas.

On February 6, 2007, David Barnes, Executive Vice President, Finance and Strategic Development, was appointed as Executive Vice President of United States/Canada. Mr. Barnes will continue to oversee strategic development and mergers and acquisitions for the Company, but will no longer serve in the position of co-Principal Financial Officer of the Company.

In connection with the personnel changes discussed above, Scott Scheirman, Executive Vice President and Chief Financial Officer, assumed full responsibility for the Company’s finance organization and is the sole Principal Financial Officer of the Company.

Item 9.01 Financial Statements and Exhibits

(d)

Exhibit 99.1:	Press Release dated February 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WESTERN UNION COMPANY

Dated: February 7, 2007.	By:	/s/ Sarah J. Kilgore

Name: Sarah J. Kilgore
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Press release dated February 7, 2007

*	Furnished herewith